                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:

    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                    The Latin America Equity Fund, Inc.

--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              THE CHILE FUND, INC.
                      THE LATIN AMERICA EQUITY FUND, INC.
                              466 LEXINGTON AVENUE
                                   16TH FLOOR
                            NEW YORK, NEW YORK 10017

                              -------------------

                   NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS
                    TO BE HELD ON WEDNESDAY, APRIL 25, 2001

                                 --------------

TO THE SHAREHOLDERS:

    NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of each of the funds listed above (each a "Fund" and collectively, the "Funds") will be held at the offices of Credit Suisse Asset Management, LLC, 466 Lexington Avenue (between 45th & 46th Streets), 16th Floor, New York, New York 10017, on Wednesday, April 25, 2001, commencing at the following times:

The Chile Fund, Inc. ("CH").......................   2:30 p.m.
The Latin America Equity Fund, Inc. ("LAQ").......   3:00 p.m.

    The purpose of the meetings is to consider and act upon the following proposal for each Fund and act upon such other matters as may properly come before the meetings or any adjournments thereof:

    (1)  Election of Directors.

    The close of business on Wednesday, February 28, 2001 has been fixed as the record date for the determination of the shareholders of each Fund entitled to notice of, and to vote at, the meetings.

    This notice and related proxy material are first being mailed on or about March 23, 2001.

                                  By order of each Board of Directors,

                                             /s/ Michael A. Pignataro

                                               MICHAEL A. PIGNATARO
                                              SECRETARY OF EACH FUND

IF YOU DO NOT EXPECT TO ATTEND THE MEETING IN PERSON AND WISH YOUR STOCK TO BE VOTED, PLEASE COMPLETE, SIGN AND DATE THE PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION. IF YOU OWN YOUR SHARES THROUGH BANK OR BROKERAGE ACCOUNTS, YOU SHOULD BRING PROOF OF YOUR OWNERSHIP IF YOU WISH TO ATTEND THE MEETING.

Dated: March 23, 2001
New York, New York

                              THE CHILE FUND, INC.
                      THE LATIN AMERICA EQUITY FUND, INC.
                 (EACH A "FUND" AND COLLECTIVELY, THE "FUNDS")

                              466 LEXINGTON AVENUE
                                   16TH FLOOR
                            NEW YORK, NEW YORK 10017

                              -------------------

                         JOINT PROXY STATEMENT FOR THE
                        ANNUAL MEETINGS OF SHAREHOLDERS
                    TO BE HELD ON WEDNESDAY, APRIL 25, 2001

                               -----------------

    This joint proxy statement (the "Joint Proxy Statement") is furnished in connection with a solicitation of proxies by the Boards of Directors (each a "Board" and collectively, the "Boards") of the Funds for use at the Annual Meetings of Shareholders to be held at the offices of Credit Suisse Asset Management, LLC ("CSAM"), 466 Lexington Avenue (between 45th & 46th Streets), 16th Floor, New York, New York 10017, on Wednesday, April 25, 2001 and at any adjournments thereof (each a "Meeting" and collectively, the "Meetings"). A Notice of Annual Meetings of Shareholders and a proxy card or cards (the "Proxy") accompany this Joint Proxy Statement. Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone, telegraph or personal interviews conducted by officers or employees of the Funds, CSAM, the investment adviser to the Funds, Bear Stearns Funds Management Inc., administrator to the Funds (the "Administrator"), or Georgeson Shareholder Communications, Inc. ("Georgeson"), a proxy solicitation firm that has been retained by each of the Funds and which will receive a fee of approximately $5,000 per Fund and will be reimbursed for its reasonable expenses. All costs of solicitation, including (a) printing and mailing of this Joint Proxy Statement and accompanying material, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of the Funds' shares, (c) payment of Georgeson for its services in soliciting Proxies and (d) supplementary solicitations to submit Proxies, will be borne by the Funds. This Joint Proxy Statement is expected to be mailed to shareholders on or about March 23, 2001.

    The principal executive office of CSAM is 466 Lexington Avenue, 16th Floor, New York, New York 10017. The Administrator has its principal executive office at 575 Lexington Avenue, 9th Floor, New York, New York 10022. Celfin Servicios Financieros Limitada ("Celfin"), located at Apoquindo 3721, Piso 19, Santiago, Chile, serves as Chilean investment sub-adviser and Chilean sub-administrator to The Chile Fund, Inc. ("CH") and The Latin America Equity Fund, Inc. ("LAQ").

    The Funds' Annual Reports containing audited financial statements for the fiscal year ended December 31, 2000 have previously been furnished to the shareholders of the respective Funds. The reports are not to be regarded as proxy-soliciting material.

    If the enclosed Proxy is properly executed and returned in time to be voted at the Meetings, the shares represented thereby will be voted in accordance with the instructions marked on the Proxy. If no instructions are marked on the Proxy, the Proxy will be voted "FOR" election of the nominees for director and in accordance with the judgment of the persons appointed as proxies upon any other matter that may properly come before a Meeting and that are deemed appropriate. Any shareholder giving a Proxy has the right to attend a Meeting to vote his or her shares in person (thereby revoking any prior Proxy) and also the right to revoke the Proxy at any time by written notice received by a Fund prior to the time it is voted.

    In the event that a quorum is present at a Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of a Meeting to permit further solicitation of Proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by Proxy. If a quorum is present, a shareholder vote may be taken on one or more of the proposals in the Joint Proxy Statement prior to any adjournment if sufficient votes have been received and it is otherwise appropriate. A quorum of shareholders is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of a Fund entitled to vote at a Meeting. For purposes of determining the presence of a quorum for transacting business at a Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted.

    Proposal 1 requires for approval the affirmative vote of a plurality of the votes cast at a Meeting in person or by proxy. Because abstentions and broker non-votes are not treated as shares voted, any abstentions and broker non-votes would have no impact on Proposal 1.

    Each Fund has one class of shares of capital stock, par value $0.001 per share (the "Shares"). On the record date, February 28, 2001, the following number of Shares of each Fund were issued and outstanding:

CH................................................       13,519,901 Shares
LAQ...............................................        8,750,704 Shares

    This Joint Proxy Statement is being used in order to reduce the preparation, printing, handling and postage expenses that would result from the use of a separate statement for each Fund and, because shareholders may own Shares of both Funds, to avoid burdening shareholders with more than one proxy statement. Shares of a Fund are entitled to one vote each at such Fund's Meeting and fractional Shares are entitled to proportionate shares of one vote. To the extent information relating to common ownership is available to the Funds, a shareholder that owns of record Shares in both of the Funds will receive a package containing a Joint Proxy Statement and Proxies for each Fund. If the information relating to common ownership is not available to the Funds, a shareholder that beneficially owns Shares in both Funds may receive two packages, each containing a Joint Proxy Statement and a Proxy for each Fund. Thus, if a proposal is approved by shareholders of one Fund and disapproved by shareholders of the other Fund, the proposal will be implemented for the Fund that approved the proposal and will not be implemented for the Fund that did not approve the proposal. Therefore, it is essential that shareholders complete, date, sign and return EACH enclosed Proxy.

    In order that your Shares may be represented, you are requested to:
    -- indicate your instructions on the Proxy or Proxies;
    -- date and sign the Proxy or Proxies;
    -- mail the Proxy or Proxies promptly in the enclosed envelope; and

    -- allow sufficient time for the Proxy or Proxies to be received before the commencement of the applicable Meetings on April 25, 2001.

                       PROPOSAL 1: ELECTION OF DIRECTORS

    The only proposal to be submitted at the Meetings by the Funds will be the election of directors of the Funds. Unless otherwise described below, each nominee is a current director whose term expires on the date of the Meetings and, if elected, will serve until the 2004 Annual Meetings of the Funds and hold office for a term of three years and until his successor is elected and qualified. Each Board is divided into three classes, each class having a term of no more than three years. Each year the term of office of one class expires and the successor or successors elected to such class will serve for a three-year term.

    The following identifies the nominees for election to the Boards of the Funds. Information with respect to such nominees is set forth further below.

CH:   George W. Landau (three-year term)        LAQ:  James P. McCaughan (one-year term)
      William W. Priest, Jr. (three-year term)        William W. Priest, Jr. (three-year term)
                                                      Martin M. Torino (three-year term)

    Each nominee has indicated an intention to continue to serve if elected and has consented to being named in this Joint Proxy Statement. Each nominee or director who is deemed an "interested person" of a Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), is indicated by an asterisk in the following table. Messrs. McCaughan, Priest and Watt are interested persons of the Funds by virtue of their current or former positions as directors and/or officers of CSAM.

    The following table sets forth certain information regarding the nominees for election to the Boards of the Funds, the directors of the Funds and the executive officers and directors of the Funds as a group. Each of the nominees, the directors and the executive officers of the Funds has sole voting and investment power with respect to the Shares shown. Each nominee, each director and the executive officers and directors of each Fund as a group owns less than one percent of the outstanding Shares of such Fund.

                                     SHARES                                     LENGTH OF SERVICE AS
                                  BENEFICIALLY                                   DIRECTOR AND TERM      MEMBERSHIP ON BOARDS
                                    OWNED ON      CURRENT PRINCIPAL OCCUPATION     OF MEMBERSHIP        OF OTHER REGISTERED
                                  FEBRUARY 28,      AND PRINCIPAL EMPLOYMENT        ON BOARDS OF      INVESTMENT COMPANIES AND
          NAME (AGE)                  2001         DURING THE PAST FIVE YEARS        THE FUNDS        PUBLICLY HELD COMPANIES
          ----------            ----------------  ----------------------------  --------------------  ------------------------
Dr. Enrique R. Arzac (59)             CH:         Professor of Finance and      CH: since 1996;       Director of six other
  Columbia University                  1,253      Economics, Graduate School    current term ends at  CSAM-advised investment
  Graduate School of Business     LAQ:   1,433    of Business, Columbia         the 2003 annual       companies; Director of
  New York, NY 10027                              University (1971-present).    meeting.              The Adams Express
                                                                                LAQ: since 1996;      Company; Director of
                                                                                current term ends at  Petroleum and Resources
                                                                                the 2003 annual       Corporation.
                                                                                meeting.

                                     SHARES                                     LENGTH OF SERVICE AS
                                  BENEFICIALLY                                   DIRECTOR AND TERM      MEMBERSHIP ON BOARDS
                                    OWNED ON      CURRENT PRINCIPAL OCCUPATION     OF MEMBERSHIP        OF OTHER REGISTERED
                                  FEBRUARY 28,      AND PRINCIPAL EMPLOYMENT        ON BOARDS OF      INVESTMENT COMPANIES AND
          NAME (AGE)                  2001         DURING THE PAST FIVE YEARS        THE FUNDS        PUBLICLY HELD COMPANIES
          ----------            ----------------  ----------------------------  --------------------  ------------------------
James J. Cattano (57) ........    CH:      566    President, Primary Resource   CH: since 1989;       Director of two other
  55 Old Field Point Road             LAQ:        Inc. (an international        current term ends at  CSAM-advised investment
  Greenwich, CT 06830                   755       trading and manufacturing     the 2002 annual       companies.
                                                  company specializing in the   meeting.
                                                  sale of agricultural and      LAQ: since 1990;
                                                  industrial commodities        current term ends at
                                                  throughout Latin American     the 2002 annual
                                                  markets) (10/96-present);     meeting.
                                                  President, Atlantic
                                                  Fertilizer & Chemical
                                                  Company (an international
                                                  trading company specializing
                                                  in the sale of agricultural
                                                  commodities in Latin
                                                  American markets)
                                                  (10/91-10/96).
George W. Landau (81) ........   CH:     1,260    Senior Advisor, Latin         CH: since 1989;       Director of three other
  Two Grove Isle Drive                LAQ:        America, The                  current term ends at  CSAM-advised investment
  Coconut Grove, FL 33133              2,555      Coca-Cola Company             the 2001 annual       companies; Director of
                                                  (1988-present).               meeting.              Emigrant Savings Bank;
                                                                                LAQ: since 1990;      Director of GAM Funds,
                                                                                current term ends at  Inc.
                                                                                the 2003 annual
                                                                                meeting.
James P. McCaughan* (47)           CH:     --     Chief Executive Officer,      CH: Chairman of the   Director of five other
  466 Lexington Avenue            LAQ:     --     Managing Director and         Board since           CSAM-advised investment
  New York, NY 10017                              Chairman of the Management    February 9, 2001.     companies.
                                                  Committee of CSAM; President  LAQ: Since February
                                                  and Chief Operating Officer   9, 2001;
                                                  of Oppenheimer Capital        current term ends at
                                                  (4/98-12/99); President and   the 2002 annual
                                                  Chief Executive Officer of    meeting.
                                                  UBS Asset Management (New
                                                  York) (10/96-3/98);
                                                  Functional Advisor,
                                                  Institutional Asset
                                                  Management of Union Bank of
                                                  Switzerland, Zurich
                                                  (9/94-10/96).

William W. Priest, Jr.* (59)      CH:      500    Co-Managing Partner of        CH: since 1997;       Director of fifty-one
  12 East 49th Street                 LAQ:        Steinberg & Priest Capital    current term ends at  other CSAM-advised
  New York, NY 10017                    500       Management (3/01-present);    the 2001 annual       investment companies.
                                                  Chairman and Managing         meeting.
                                                  Director of CSAM              LAQ: since 1997;
                                                  (5/00-2/01); Chief Executive  current term ends at
                                                  Officer and Managing          the 2001 annual
                                                  Director of CSAM              meeting.
                                                  (12/90-5/00).

                                     SHARES                                     LENGTH OF SERVICE AS
                                  BENEFICIALLY                                   DIRECTOR AND TERM      MEMBERSHIP ON BOARDS
                                    OWNED ON      CURRENT PRINCIPAL OCCUPATION     OF MEMBERSHIP        OF OTHER REGISTERED
                                  FEBRUARY 28,      AND PRINCIPAL EMPLOYMENT        ON BOARDS OF      INVESTMENT COMPANIES AND
          NAME (AGE)                  2001         DURING THE PAST FIVE YEARS        THE FUNDS        PUBLICLY HELD COMPANIES
          ----------            ----------------  ----------------------------  --------------------  ------------------------
Riordan Roett (60) ...........    LAQ:     75     Sarita and Don Johnston       LAQ: since 1999;      Director of ten other
  The Johns Hopkins University                    Professor of Political        current term ends at  investment companies
  1740 Massachusetts                              Science, The John Hopkins     the 2002 annual       advised by Smith Barney
    Avenue N.W.                                   University (1973-present).    meeting.              Asset Management.
  Washington, D.C. 20036

Martin M. Torino (51) ........    LAQ:     --     Chairman of the Board of      LAQ: since 1990;      Director of two other
  TAU S.A.                                        Ingenio y Refineria San       current term ends at  CSAM-advised investment
  25 de Mayo 252                                  Martin Del Tabacal S.A.       the 2001 annual       companies.
  1002 Buenos Aires, Argentina                    (8/96-present); Executive     meeting.
                                                  Director of TAU S.A. (a
                                                  commodities trading firm)
                                                  (11/90-present); President
                                                  of DYAT S.A.
                                                  (10/93-present).

Richard W. Watt* (42) ........   CH:    2,700+    Managing Director of CSAM     CH: since 1997;       Director of three
  466 Lexington Avenue            LAQ:   3,282    (7/96-present); Senior Vice   current term ends at  other
  New York, NY 10017                              President of CSAM             the 2002 annual       CSAM-advised investment
                                                  (8/95-7/96).                  meeting.              companies.
                                                                                LAQ: since 1997;
                                                                                current term ends at
                                                                                the 2003 annual
                                                                                meeting.

All directors and executive
  officers as a group ........  CH (10):  6,429
                                      LAQ
                                  (12): 8,700

------------------

  +  Includes 900 shares held by members of Mr. Watt's family.

   During the fiscal year ended December 31, 2000, each director who was not a director, officer, partner, co-partner or employee of CSAM, or any affiliate thereof, received an annual fee of $5,000 and $500 for each meeting of the Boards attended by him and was reimbursed for expenses incurred in connection with his attendance at the Board meetings. The total remuneration paid by CH and LAQ during the fiscal year ended December 31, 2000 to all such unaffiliated directors was $29,143 and $59,643, respectively. For the fiscal year beginning January 1, 2001, each director entitled to a fee from a Fund will receive fifty percent of his annual fee in the form of Fund shares purchased in the open market on his behalf.

    During the fiscal year ended December 31, 2000, the Board of CH convened seven times and the Board of LAQ convened six times. Each director, except Mr. Roett, attended at least seventy-five percent of the aggregate number of meetings of the Boards and any committees on which he served.

    Each Fund's Board has an Audit Committee. The Audit Committees are composed of directors who are not interested persons of the Funds and who are independent (as such term is defined by the New York Stock Exchange's listing standards). Messrs. Arzac, Cattano and Landau are the members of the Audit Committee of CH and Messrs. Arzac, Cattano, Landau, Roett and Torino are the members of the Audit Committee of LAQ. The Audit Committee of each Fund convened twice during the fiscal year ended December 31, 2000. The Audit

Committee of a Fund advises the full Board with respect to accounting, auditing and financial matters affecting that Fund. The directors constituting each Fund's Audit Committee also constitute the Fund's Nominating Committee, which is composed of directors who are not interested persons of the Fund. The Nominating Committees did not meet during the fiscal year ended December 31, 2000. The Nominating Committee selects and nominates new non-interested directors. The Nominating Committee will consider nominees recommended by shareholders should a vacancy arise. Recommendations should be submitted to the Nominating Committee in care of the Secretary of the relevant Fund. Neither of the Funds has a compensation committee.

AUDIT COMMITTEE REPORT

    Pursuant to the Audit Committee Charter adopted by each Fund's Board (a copy of which is included in Appendix A), the Audit Committee is responsible for conferring with a Fund's independent public accountants, reviewing annual financial statements and recommending the selection of a Fund's independent public accountants. Each Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting a Fund. Each Audit Committee has met with Fund management to discuss, among other things, each Fund's audited financial statements for the fiscal year ended December 31, 2000. Each Audit Committee has also met with the Funds' independent public accountants, PricewaterhouseCoopers LLP ("PwC"), and discussed with them certain matters required under SAS 61 including, but not limited to, the scope of each Fund's audit, each Fund's financial statements and each Fund's accounting controls. The Audit Committees have received the written disclosures and the letter from PwC required by Independence Standards Board Standard No. 1. The Audit Committees have discussed with PwC their independence and have considered whether the provision of services by PwC to each Fund and to CSAM, as more fully described below, was compatible with maintaining PwC's independence. Based upon these reviews and discussions, each Audit Committee recommended to its Board that each Fund's audited financial statements be included in such Fund's 2000 Annual Report to Shareholders for the fiscal year ended December 31, 2000 and be mailed to shareholders and filed with the Securities and Exchange Commission.

  THE AUDIT COMMITTEE                       THE AUDIT COMMITTEE
  ---------------------                     ---------------------
  THE CHILE FUND, INC.                      THE LATIN AMERICA EQUITY FUND, INC.
     Enrique R. Arzac                       Enrique R. Arzac
     James J. Cattano                       James J. Cattano
     George W. Landau                       George W. Landau
                                            Riordan Roett
                                            Martin M. Torino

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 (the "1934 Act") and
Section 30(h) of the 1940 Act require a Fund's officers and directors, officers and directors of the investment adviser, affiliated persons of the investment adviser, and persons who beneficially own more than ten percent of a Fund's Shares to file reports of ownership with the Securities and Exchange Commission, the New York Stock Exchange and the Fund. Based solely upon its review of the copies of such forms received by it and written representations from such persons, each Fund believes that for the fiscal year ended December 31, 2000, all filings applicable to such persons were complied with except that a Form 5 reporting the issuance of shares of LAQ upon the merger of LAQ (formerly, The Latin America Investment Fund, Inc.) with The Latin America Equity Fund, Inc. was not timely filed by each of Messrs. Arzac, Cattano, Landau, Priest and Watt.

    The following table shows certain information about the executive officers of the Funds other than Messrs. McCaughan and Watt, who are described above. Mr. McCaughan is the Chairman of the Board of each Fund and was elected to such positions on February 9, 2001. Mr. Watt is President of each Fund. He has been an officer of LAQ and CH since August 15, 1995. Ms. Alejos has been Chief Investment Officer of LAQ since November 9, 1999 (after having been Investment Officer of LAQ since November 4, 1997). Ms. Alejos has been an Investment Officer of CH since November 4, 1997. Mr. Aranowicz has been Chief Investment Officer of CH since November 17, 2000 (after having been Investment Officer since November 9, 1999). Mr. Aranowicz has been an Investment Officer of LAQ since November 9, 1999. Mr. Liebes was elected Senior Vice President of each Fund on August 12, 1997. Mr. Pignataro has held his positions with the Funds since their commencement of operations. Each executive officer will hold office until a successor has been elected.

                                                 SHARES
                                              BENEFICIALLY
                                                OWNED ON                                              CURRENT PRINCIPAL OCCUPATION
                                              FEBRUARY 28,                                              AND PRINCIPAL EMPLOYMENT
             NAME               AGE               2001                    POSITION WITH FUNDS          DURING THE PAST FIVE YEARS
             ----               ---  ------------------------------  ------------------------------  ------------------------------
Emily Alejos .................  37              CH:   --             Investment Officer of CH        Director of CSAM
  466 Lexington Avenue                          LAQ: --              Chief Investment Officer of     (1/99-present); Vice President
  New York, NY 10017                                                 LAQ                             of CSAM (4/97-1/99); Vice
                                                                                                     President of Bankers Trust Co.
                                                                                                     (8/93-3/97).

Yaroslaw Aranowicz ...........  37              CH:  150             Chief Investment Officer of CH  Vice President of CSAM
  466 Lexington Avenue                          LAQ: 100             Investment Officer of LAQ       (3/98-present); Director of
  New York, NY 10017                                                                                 Research for Europe and the
                                                                                                     Middle East, Trans- National
                                                                                                     Research Corporation
                                                                                                     (12/95-3/98); Analyst, John
                                                                                                     Hancock Financial Services
                                                                                                     (5/92-6/95).

Hal Liebes ...................  36              CH:   --             Senior Vice President           Managing Director of CSAM
  466 Lexington Avenue                          LAQ: --                                              (12/99-present); General
  New York, NY 10017                                                                                 Counsel of CSAM
                                                                                                     (1/99-present); Senior Vice
                                                                                                     President and General Counsel
                                                                                                     of CSAM (3/97-1/99); Vice
                                                                                                     President and Counsel, Lehman
                                                                                                     Brothers, Inc. (6/96-3/97);
                                                                                                     Vice President and Legal
                                                                                                     Counsel for CSAM (6/95-6/96).

Michael A. Pignataro .........  41              CH:   --             Chief Financial Officer and     Director of CSAM
  466 Lexington Avenue                          LAQ: --              Secretary                       (1/01-present); Vice President
  New York, NY 10017                                                                                 of CSAM (12/95-12/00).

   The following table shows certain compensation information for the directors of the Funds for the fiscal year ended December 31, 2000. All officers of the Funds are employees of and are compensated by CSAM. None of the Funds' executive officers and directors who are also officers or directors of CSAM received any compensation from the Funds for such period. The Funds have no bonus, profit sharing, pension or retirement plans.

                                                 PENSION OR
                                                 RETIREMENT                    TOTAL        TOTAL NUMBER
                                                  BENEFITS   ESTIMATED   COMPENSATION FROM  OF BOARDS OF
                                                 ACCRUED AS    ANNUAL        FUND AND       CSAM-ADVISED
                                AGGREGATE         PART OF     BENEFITS     FUND COMPLEX      INVESTMENT
                               COMPENSATION         FUND        UPON          PAID TO        COMPANIES
    NAME OF DIRECTOR            FROM FUND         EXPENSES   RETIREMENT      DIRECTORS         SERVED
    ----------------       --------------------  ----------  ----------  -----------------  ------------
Dr. Enrique R. Arzac.....  CH: $10,643               0           0           $118,121             8
                           LAQ: $13,643
James J. Cattano.........  CH: $10,500               0           0           $ 63,000             4
                           LAQ: $13,500
George W. Landau.........  CH: $8,000                0           0           $ 58,000             5
                           LAQ: $11,500
Riordan Roett............  LAQ: $9,500               0           0           $  9,500             1
Martin M. Torino.........  LAQ: $11,500              0           0           $ 44,121             3

THE BOARDS OF DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, RECOMMEND THAT THE SHAREHOLDERS VOTE "FOR" THE NOMINEES FOR DIRECTOR.

                         INDEPENDENT PUBLIC ACCOUNTANTS

    At a meeting held on February 9, 2001, the Board of each Fund, including those directors who are not "interested persons" of the Funds, approved the selection of PwC for the fiscal year ending December 31, 2001. PwC has been independent public accountants for each of the Funds since commencement of operations of the respective Funds, and has informed each Fund that it has no material direct or indirect financial interest in that Fund. A representative of PwC will be available by telephone at the Meetings and will have the opportunity to make a statement if the representative so desires and will be available to respond to appropriate questions.

    The following table shows the aggregate fees PwC billed to each Fund and to CSAM for its professional services rendered for the fiscal year ended
December 31, 2000.

                                                   CH       LAQ        CSAM
                                                --------  --------  ----------
Audit Fees....................................  $ 45,800  $ 47,400  $        0
Financial Information Systems Design and
  Implementation Fees.........................  $      0  $      0  $        0
All Other Fees................................  $  6,000  $ 89,450  $2,190,000*

--------------

  * Includes $250,000 for attestation services in connection with the Association of Investment Management and Research Performance Presentation Standards ("AIMR"); $35,000 for consulting related to the initial adoption of AIMR.

               OTHER MATTERS WHICH MAY COME BEFORE THE MEETINGS;
                             SHAREHOLDER PROPOSALS

    The Boards are not aware of any other matters that will come before the Meetings. Should any other matter properly come before a Meeting, it is the intention of the persons named in the accompanying Proxy to vote the Proxy in accordance with their judgment on such matters.

    Notice is hereby given that for a shareholder proposal to be considered for inclusion in any Fund's proxy material relating to its 2002 annual meetings of shareholders, the shareholder proposal must be received by that Fund no later than November 23, 2001. A shareholder desiring to submit a proposal must be a record or beneficial owner of at least 1% of the outstanding Shares or Shares with a market value of $2,000 entitled to be voted at the meeting and must have held such Shares for at least one year. Further, the shareholder must continue to hold such Shares through the date on which the meeting is held. Documentary support regarding the foregoing must be provided along with the proposal. There are additional requirements regarding proposals of the shareholders, and a shareholder contemplating submission of a proposal is referred to Rule 14a-8 promulgated under the 1934 Act. The timely submission of a proposal does not guarantee its inclusion in a Fund's proxy materials.

    Pursuant to the By-laws of each Fund, at any annual meeting of the shareholders, only such business will be conducted as has been properly brought before the annual meeting. To be properly brought before the annual meeting, the business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board, (ii) otherwise properly brought before the meeting by or at the direction of the Board, or
(iii) otherwise properly brought before the meeting by a shareholder.

    For business to be properly brought before the annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Fund. To be timely, any such notice must be delivered to or mailed and received at the relevant Fund c/o Credit Suisse Asset Management, LLC, 466 Lexington Avenue, 16th Floor, New York, NY 10017 not later than 60 days prior to the date of the meeting; provided, however, that in the event that the date of the 2002 annual meeting is advanced or delayed by more than 30 days from April 25, 2002, the first anniversary of the 2001 annual meeting, notice by such shareholder to be timely must be so received not later than the close of business on the 10th day following the day on which notice or public announcement of the date of the 2002 meeting is given or made.

    Any notice by a shareholder to a Fund must set forth as to each matter the shareholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Fund's books, of the shareholder proposing such business,
(iii) the class and number of Shares of the capital stock of the Fund which are beneficially owned by the shareholder, (iv) a representation that the shareholder is a holder of record of shares of the Fund entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to present such business, (v) whether the shareholder intends or is part of a group which intends to solicit proxies from other shareholders in support of such business, and (vi) any material interest of the shareholder in such business.

    A Fund may exercise discretionary voting authority with respect to any shareholder proposals that are not submitted in accordance with Rule 14a-8 under the 1934 Act and which are submitted after the advance notice deadline for submission of proposals pursuant to the Fund's By-laws indicated above. Even if timely notice is received, a Fund may exercise discretionary voting authority in certain other circumstances as described under Rule 14a-4(c) under the 1934 Act which governs the Fund's use of discretionary proxy voting authority.

Discretionary voting authority is the ability to vote proxies that shareholders have executed and returned to a Fund on matters not specifically reflected on the form of proxy.

IF YOU DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WISH TO HAVE YOUR SHARES VOTED, PLEASE TAKE A MOMENT NOW TO VOTE BY COMPLETING, SIGNING AND RETURNING YOUR PROXY CARD(S) IN THE ENCLOSED RETURN ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                             ADDITIONAL INFORMATION

BENEFICIAL OWNERS

    The following table shows certain information concerning persons who may be deemed beneficial owners of 5% or more of the Shares of any Fund because they possessed or shared voting or investment power with respect to the Shares of that Fund:

                                                         NUMBER OF SHARES   PERCENT OF
 FUND                  NAME AND ADDRESS                 BENEFICIALLY OWNED    SHARES
 ----   ----------------------------------------------  ------------------  ----------
CH      *President and Fellows of Harvard College ....         3,123,901        21.8%
            c/o Harvard Management Company, Inc.
            600 Atlantic Avenue
            Boston, MA 02210
LAQ     *President and Fellows of Harvard College ....         2,123,699        34.6%
            c/o Harvard Management Company, Inc.
            600 Atlantic Avenue
            Boston, MA 02210
        **Deutsche Bank Securities Inc ...............           328,227         5.0%
            31 West 52nd Street
            New York, New York 10019

--------------

  * As stated in Schedule 13G on file with the Securities and Exchange Commission as of February 9, 2001.
 ** As stated in Schedule 13G on file with the Securities and Exchange Commission as of February 14, 2001.

REPORTS TO SHAREHOLDERS

    The Funds send unaudited semi-annual and audited annual reports to their shareholders, including a list of investments held. EACH FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL AND SEMI-ANNUAL REPORT, UPON REQUEST TO THAT FUND C/O CREDIT SUISSE ASSET MANAGEMENT, LLC, 466 LEXINGTON AVENUE, 16TH FLOOR, NEW YORK, NEW YORK 10017, TELEPHONE (1-800-293-1232) OR AT THE FUNDS' WEBSITE AT WWW.CEFSOURCE.COM. THESE REQUESTS WILL BE HONORED WITHIN THREE BUSINESS DAYS OF RECEIPT.

                                   APPENDIX A
                            AUDIT COMMITTEE CHARTER

                            AUDIT COMMITTEE CHARTER
                             CSAM CLOSED-END FUNDS

ORGANIZATION

    The members of the Audit Committee of the Board of Directors ("Directors") of each CSAM-advised closed-end registered investment company (each a "Fund" and together, the "Funds") are selected by the full Board of Directors of the relevant Fund. The members of the Audit Committee shall consist of not less than three persons (except as otherwise provided below) all of whom are not "interested persons" (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund and who are "independent" within the meaning of the audit committee rules of any securities exchange on which the Fund's shares are listed for trading. Each member of the Audit Committee shall be financially literate, as such qualification is interpreted by the Board of Directors in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Audit Committee. At least one member of the Audit Committee must have accounting or related financial management expertise, as the Board of Directors interprets such qualification in its business judgment. Any Fund that currently has less than three members on its Audit Committee must have three members not later than June 14, 2001. Thereafter, if the number of members on a Fund's Audit Committee falls below three, such Fund shall fill any vacancies within 90 days.

STATEMENT OF POLICY

    Each Fund's Audit Committee oversees the financial reporting process for that Fund. A Fund's Board and its Audit Committee recognize that they are the shareholders' representatives, that the auditors are ultimately accountable to the Board of Directors and the Audit Committee and that the Board of Directors and the Audit Committee have the authority and responsibility to select, evaluate and, where appropriate, recommend to shareholders the selection or replacement of the outside auditors.

    Each Fund's Audit Committee shall monitor the process for the Funds' valuation of portfolio assets. This is key to providing shareholders and regulators adequate, meaningful information for decision making. Members of each Fund's Audit Committee must have a general understanding regarding the accounting process and the control structure in place for each Fund. Open communication with management and the independent auditors is essential.

    This Charter shall be reviewed annually by the Board of each Fund.

RESPONSIBILITIES OF THE AUDIT COMMITTEE

    In order to provide reasonable flexibility, the following listed Committee responsibilities are described in broad terms:

    - The Audit Committee's role is clearly one of oversight and review and not of direct management of the audit process. Each Fund's Board and Audit Committee recognize that the outside auditors are ultimately accountable to the Board and the Audit Committee.

    - The Audit Committee members are responsible for a general understanding of the subject Fund's accounting systems and controls.

    - Committee members shall periodically evaluate the independent audit firm's performance and the costs of its services. The Audit Committee will make recommendations to the full Board of Directors regarding the selection of the independent audit firm. The Committee shall request from the independent auditors periodically a formal written statement
      (1) delineating all relationships between the auditors and the Fund, its investment adviser and their corporate affiliates and including disclosures regarding the auditors' independence required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and
      (2) certifying that, in the view of the auditors, they are independent public accountants with respect to the Fund within the meaning of the Securities Act of 1933, as amended, and the applicable rules and regulations thereunder. The Audit Committee is responsible for actively engaging in a dialogue with the auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditors, and for recommending that the full Board take appropriate steps, if any, in response to the auditors' response to satisfy itself of the independence of the auditors.

    - Each Fund's Audit Committee is responsible for reviewing the scope of the audit proposed by the Fund's independent auditors.

    - Each Fund's Audit Committee is responsible for recording minutes of its meetings and reporting significant matters to the full Board of Directors. The Audit Committee shall meet no less frequently than annually and receive information (as necessary) from, among others, the general counsel of Credit Suisse Asset Management, LLC and Fund counsel, in addition to the auditors, in order to be informed about legal and accounting issues having the possibility of impacting the financial reporting process. This would include items of industry-wide importance and internal issues such as litigation.

    - Each Fund's Audit Committee is responsible for (i) reviewing and discussing with management and the auditors the Fund's audited financial statements; and (ii) discussing with the auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as may be modified or supplemented. The Audit Committee shall confirm that the independent auditors are satisfied with the disclosure and content of the Fund's audited financial statements and shall advise the Board of Directors with respect to its recommendation as to the inclusion of the Fund's audited financial statements in its Annual Report to Shareholders.

    - In reviewing the activities of the independent auditors, each Fund's Audit Committee shall consider the auditors' comments with respect to the appropriateness and adequacy of the Fund's accounting policies, procedures and principles.

    - The Audit Committee should take appropriate steps to keep apprised of regulatory changes and new accounting pronouncements that affect net asset value calculations and financial statement reporting requirements.

    - The Audit Committee of each Fund shall review and reassess the adequacy of this Charter on an annual basis.

                                                 THE CHILE FUND, INC.

                  --------------------------------------------------------------

                                                  THE LATIN AMERICA
                                                  EQUITY FUND, INC.

                      ----------------------------------------------------------

   CSAM-JPS-01

ZLAE7B                            DETACH HERE

                                     PROXY

P                     THE LATIN AMERICA EQUITY FUND, INC.
R
O         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
X
Y         The undersigned hereby appoints Michael A. Pignataro and Hal Liebes, and each of them separately, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side and in accordance with their judgment on such other matters as may properly come before the meeting or any adjournments thereof, all shares of The Latin America Equity Fund, Inc. that the undersigned is entitled to vote at the annual meeting of shareholders to be held on April 25, 2001, and at any adjournments thereof.

-------------                                                     -------------
 SEE REVERSE       CONTINUED AND TO BE SIGNED ON REVERSE SIDE      SEE REVERSE
    SIDE                                                              SIDE
-------------                                                     -------------
--------------------------------------------------------------------------------

ZLAE7A                            DETACH HERE


[X]  PLEASE MARK VOTES AS IN THIS EXAMPLE.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL NOMINEES IN PROPOSAL 1.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES IN PROPOSAL 1.

1.   Election of the following nominees as Directors
     NOMINEES: (01) James P. McCaughan (one-year term)
               (02) William W. Priest (three-year term)
               (03) Martin M. Torino (three-year term)

     [ ]  FOR all nominees listed above (except as marked to the contrary above)

     [ ]  WITHHOLD AUTHORITY to vote for all nominees listed above

(INSTRUCTION: TO WITHHOLD AUTHORITY FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH SUCH INDIVIDUAL'S NAME ABOVE.)


MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT [ ]

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Please sign exactly as name appears at left. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If in a partnership, please sign in partnership name by authorized person.


Signature:____________ Date:__________  Signature:_____________ Date:__________